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                     CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM EMERGING GROWTH FUND

                          Supplement dated June 4, 2004
                   to the Prospectus dated February 27, 2004,
               as supplemented February 27, 2004 and May 18, 2004



The following replaces in its entirety, the information appearing in the third sentence of the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES" on page 1 of the Prospectus:

"The fund expects to invest a significant portion of its assets in securities of small- and medium-sized companies with a focus on small-sized companies."


The following replaces in its entirety, the information and table appearing under the heading "PERFORMACE TABLE" on page 3 of the Prospectus:

"The following performance table compares the fund's performance to that of a broad-based securities market index, a style specific index and a peer group index. The fund's performance reflects payment of sales loads, if applicable. The indices do not reflect payment of fees, expenses or taxes. The fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the fund may deviate significantly from the performance of the indices shown below.

AVERAGE ANNUAL TOTAL RETURNS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(for the periods ended
December 31, 2003)                                                       1 YEAR        SINCE         INCEPTION
                                                                                     INCEPTION          DATE
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
Class A                                                                                               03/31/00
    Return Before Taxes                                                  43.42%       (10.87)%
    Return After Taxes on Distributions                                  43.42        (11.32)
    Return After Taxes on Distributions and Sale of Fund Shares          28.22         (9.23)
Class B                                                                                               03/31/00
    Return Before Taxes                                                  46.06        (10.76)
Class C                                                                                               03/31/00
   Return Before Taxes                                                   50.06        (10.07)
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S&P 500 Index(1)                                                         28.67         (6.25)(6)      03/31/00(6)
Russell 2500--Trademark-- Index(2)                                       45.51          3.72(6)       03/31/00(6)
Russell Midcap--Trademark-- Growth Index(3)                              42.71        (12.63)(6)      03/31/00(6)
Lipper Mid Cap Growth Index(4)                                           35.42        (14.28)(6)      03/31/00(6)
Lipper Multi Cap Growth Fund Index(5)                                    35.38        (14.87)(6)      03/31/00(6)
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

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only and after-tax returns for Class B and C will vary.

(1) The Standard & Poor's 500 Index measures the performance of the 500 most widely held common stock and is considered one of the best indicators of U.S. stock market performance. The fund has elected to use the Standard & Poor's 500 Index as its broad-based index rather than the Russell 2500--Trademark-- Index because the Standard & Poor's 500 Index is a more widely recognized gauge of U.S. stock market performance. The fund has also included the Russell Midcap--Trademark-- Growth Index, which the fund believes more closely reflects the performance of the types of securities in which the fund invests. In addition, the Lipper Mid Cap Growth Fund Index (which may or may not include the fund) is included for comparison to a peer group. The fund has elected to use the Lipper Mid Cap Growth Index as its peer group index rather than the Lipper Multi Cap Growth Fund Index because, as of 06/30/04, the fund will no longer own large cap stocks, and will invest in small and mid cap stocks with more focus on small caps.

(2) The Russell 2500--Trademark-- Index measures the performance of the 2,500 smallest companies in the Russell 3000--Trademark-- Index and represents approximately 16% of the total market capitalization of the Russell 3000--Trademark-- Index. The Russell 3000--Trademark-- Index measures the performance of the 3,000 largest U.S. companies and is regarded as the standard for measuring the U.S. stock market performance.


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(3) The Russell MidCap--Trademark-- Growth Index measures the performance of those securities in the Russell MidCap Index with a higher than average growth forecast. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000--Registered Trademark-- index. These stocks represent approximately 25% of the total market capitalization of the Russell 1000--Registered Trademark-- index.

(4) The Lipper Mid Cap Growth Index is an equally weighted representation of the 30 largest funds in the Lipper Mid Cap Growth category. These funds typically invest in stocks with market capitalizations between $1 and $5 billion at the time of purchase and have and above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P MidCap 400 Index.

(5) The Lipper Multi Cap Growth Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Multi Cap Growth category. These funds typically have and above-average price-to-earnings ratio, price-to-book ratio, and a three year sales-per-share growth value, compared to the S&P SuperCompostie 1500 Index. The S&P SuperComposite 1500 Index is considered representative of the U.S. equity markets.

(6) The average annual total return given is since the month end closest to the inception date of the class with the longest performance history."



The following replaces in its entirety, the information appearing under the heading "PORTFOLIO MANAGERS" on page 5 of the Prospectus:

"The advisor uses a team approach to investment management. The member of the team who is primarily responsible for the management of the fund's portfolio is

- Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998.

     He is assisted by the Aggressive Growth Team. More information on the fund's management team may be found on our website
     (http://www.aiminvestments.com/teams). The website is not a part of this prospectus."

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